UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 5, 2002

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                                       59-2663954
   ----------------------------------   ---------   --------------------------
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)


              2200 Old Germantown Road, Delray Beach, Florida 33445

               (Address of principal executive offices) (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1.1 and 99.1.2. Conformed copies of the certificates signed under oath and delivered by Office Depot's Chairman and CEO, Bruce Nelson, and its Chief Financial Officer, Charles Brown, to the SEC, in accordance with SEC requirements.




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ITEM 9.  REGULATION FD DISCLOSURE

On August 2, 2002, Office Depot Inc.'s Chairman and Chief Executive Officer, Bruce Nelson, and its Chief Financial Officer, Charles Brown, each delivered for filing with the United States Securities and Exchange Commission ("SEC") a statement in the form required by the SEC to be filed by CEOs and CFOs of 947 designated publicly held companies, certifying as to the accuracy of the Company's statements filed with the SEC on Forms 10-K, 10-Q and all other filings with the Commission subsequent to the filing of the Company's Form 10-K on March 19, 2002.


Attached to this Form 8-K as Exhibit 99.1.1 and 99.1.2 are conformed copies of Mr. Nelson's and Mr. Brown's statements.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    OFFICE DEPOT, INC.

Date:  August 5, 2002                               By: /S/ DAVID C. FANNIN


                                                    David C. Fannin
                                                    Executive Vice President and
                                                    General Counsel